SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2007

                              Sono-Tek Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16035

            New York                                     14-1568099
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   (State of Incorporation)                        (I.R.S. Employer ID No.)


       2012 Route 9W, Milton, New York                          12547
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   (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (845) 795-2020
                                                           --------------

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2007, Sono-Tek Corporation (the "Company') announced that Dr. Joseph Riemer will become President of the Company effective September 1, 2007. Dr. Riemer holds a Ph.D. in Food Science and Technology from the Massachusetts Institute of Technology (MIT). Dr. Riemer joined the Company in January 2007 as VP of Engineering, with responsibility for developing a new business segment for the Company in the food industry. Prior to joining the Company, from 2001 to 2006, Dr. Riemer was the Principal of JR Consulting, a management consulting firm, specializing in the areas of Technology Transfer, Research and Development, Engineering and serving clients in the food, biotech and pharmaceutical industries. Dr. Riemer has also held leading positions with several food, food ingredients, and personal care products companies, including 7 years with the Adams Confectionary division of Pfizer where he was Director, Global Operations Development. In addition, Dr. Riemer was appointed to the Board of Directors effective August 16, 2007.

Effective September 1, 2007, Dr. Christopher L. Coccio will relinquish his duties as President and continue in his position as Chief Executive Officer. On August 16, 2007, Dr. Coccio was named Chairman of the Board of Directors, and Samuel Schwartz was named Chairman Emeritus.

Item 7.01:  Regulation FD Disclosure.

On August 17, 2007, the Company issued a press release regarding comments made by Christopher L. Coccio at the Company's Annual Meeting of Shareholders held on August 16, 2007 in the form of the attached exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)     Exhibits

99.1    Press Release dated August 17, 2007.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                            SONO-TEK CORPORATION

                                                       By: /s/ Stephen J. Bagley
                                                           ---------------------
                                                               Stephen J. Bagley
                                                         Chief Financial Officer

August 21, 2007